Significant Events in the Reporting Period	6 Months Ended
Jun. 30, 2025
Significant Events in the Reporting Period [Abstract]
Significant events in the reporting period

Note 3:- Significant events in the reporting period

On March 5, 2025, the Company announced that its Board of Directors had declared a special cash dividend of $0.20 (NIS 0.73) per share on the Company’s common stock, amounting to approximately $11.5 million in total. The dividend was paid on April 7, 2025, to shareholders of record as of the close of business on March 17, 2025.